AMENDMENT
                             DATED FEBRUARY 17, 2006
                                     TO THE
                          ACCOUNTING SERVICES AGREEMENT
                                     BETWEEN
                               RYDEX DYNAMIC FUNDS
                         AND RYDEX FUND SERVICES, INC.,
                               DATED MAY 1, 2000,
                                   AS AMENDED

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                                AMENDMENT TO THE
                          ACCOUNTING SERVICES AGREEMENT
                         DATED MAY 1, 2000, AS AMENDED,
                                     BETWEEN
                               RYDEX DYNAMIC FUNDS
                                       AND
                            RYDEX FUND SERVICES, INC.

The following Amendment is made to the Accounting Services Agreement between Rydex Dynamic Funds (the "Trust") and Rydex Fund Services, Inc. (the "Servicer"), dated May 1, 2000, as amended to date (the "Agreement"), and is hereby incorporated into and made a part of the Agreement:

            The fourth paragraph under the section "Witnesseth" of the Agreement is amended, effective February 17, 2006 to read as follows:

            WHEREAS, the board of trustees of the Trust (the "Trustees") have created the following Funds of the Trust: Dynamic S&P 500 Fund (formerly, Titan 500 Fund), Inverse Dynamic S&P 500 Fund (formerly, Tempest 500
      Fund), Inverse Dynamic OTC Fund (formerly, Venture 100 Fund), Dynamic OTC Fund (formerly, Velocity 100 Fund), Dynamic Dow Fund (formerly, Long Dynamic Dow 30 Fund), Inverse Dynamic Dow Fund (formerly, Inverse Dynamic Dow 30 Fund), Dynamic S&P 500 Master Fund (formerly, Titan 500 Master
      Fund),  Inverse Dynamic S&P 500 Master Fund (formerly,  Tempest 500 Master
      Fund),  Inverse  Dynamic  OTC Master  Fund  (formerly,  Venture 100 Master
      Fund), Dynamic OTC Master Fund (formerly, Velocity 100 Master Fund), Dynamic Dow Master Fund (formerly, Long Dynamic Dow 30 Master Fund), Inverse Dynamic Dow Master Fund (formerly, Inverse Dynamic Dow 30 Master
      Fund), LEVERAGED RUSSELL 2000 FUND, INVERSE RUSSELL 2000 FUND, LEVERAGED RUSSELL 2000 MASTER FUND, AND INVERSE RUSSELL 2000 MASTER FUND (collectively, the "Funds");

                          ADDITIONS ARE NOTED IN BOLD.

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In witness whereof, the parties hereto have caused this Amendment to be executed in their names and on their behalf and through their duly-authorized officers as of the 17th day of February, 2006.

                                          RYDEX DYNAMIC FUNDS

                                          /s/ Carl G. Verboncoeur
                                          -----------------------------
                                          By:    Carl G. Verboncoeur
                                          Title: President


                                          RYDEX FUND SERVICES, INC.

                                          /s/ Carl G. Verboncoeur
                                          -----------------------------
                                          By:    Carl G. Verboncoeur
                                          Title: President